Exhibit A

Funds	Dates
First Trust Exchange Traded Fund VIII
First Trust CEF Income Opportunity ETF	12/31/2021
First Trust Municipal CEF Income Opportunity ETF	12/31/2021
First Trust TCW Opportunistic Fixed Income ETF	12/31/2021
EquityCompass Risk Manager ETF	12/31/2021
EquityCompass Tactical Risk Manager ETF	12/31/2021
First Trust TCW Unconstrained Plus Bond ETF	12/31/2021
First Trust Low Duration Strategic Focus ETF	12/31/2021
FT Cboe Vest U.S. Equity Buffer ETF – August	12/31/2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – August	12/31/2021
FT Cboe Vest U.S. Equity Buffer ETF – November	12/31/2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – November	12/31/2021
First Trust Active Factor Large Cap ETF	12/31/2021
First Trust Active Factor Mid Cap ETF	12/31/2021
First Trust Active Factor Small Cap ETF	12/31/2021
FT Cboe Vest U.S. Equity Buffer ETF – February	02/01/2022
FT Cboe Vest U.S. Equity Deep Buffer ETF – February	02/01/2022
First Trust TCW Securitized Plus ETF	04/06/2022
FT Cboe Vest U.S. Equity Buffer ETF – May	05/01/2022
FT Cboe Vest U.S. Equity Deep Buffer ETF – May	05/01/2022
FT Cboe Vest U.S. Equity Buffer ETF – June	06/01/2022
FT Cboe Vest U.S. Equity Deep Buffer ETF – June	06/01/2022
FT Cboe Vest U.S. Equity Buffer ETF – July	07/01/2022
FT Cboe Vest U.S. Equity Deep Buffer ETF – July	07/01/2022
FT Cboe Vest Fund of Buffer ETFs	08/07/2022
FT Cboe Vest U.S. Equity Buffer ETF – September	09/01/2022
FT Cboe Vest U.S. Equity Deep Buffer ETF – September	09/01/2022
FT Cboe Vest U.S. Equity Buffer ETF – October	10/01/2022
FT Cboe Vest U.S. Equity Deep Buffer ETF – October	10/01/2022
FT Cboe Vest U.S. Equity Buffer ETF – December	12/08/2022
FT Cboe Vest U.S. Equity Deep Buffer ETF – December	12/08/2022
FT Cboe Vest Growth-100 Buffer ETF – December	12/09/2022
FT Cboe Vest International Equity Buffer ETF – December	12/09/2022
FT Cboe Vest U.S. Equity Buffer ETF – January	01/10/2023
FT Cboe Vest U.S. Equity Deep Buffer ETF – January	01/10/2023
FT Cboe Vest Fund of Deep Buffer ETFs	01/15/2023
First Trust TCW Emerging Markets Debt ETF	02/10/2023
FT Cboe Vest U.S. Equity Buffer ETF – March	03/08/2023
FT Cboe Vest U.S. Equity Deep Buffer ETF – March	03/08/2023
FT Cboe Vest International Equity Buffer ETF – March	03/08/2023
FT Cboe Vest Growth-100 Buffer ETF – March	03/08/2023
FT Cboe Vest U.S. Equity Buffer ETF – April	04/15/2023
FT Cboe Vest U.S. Equity Deep Buffer ETF – April	04/15/2023
First Trust TCW ESG Premier Equity ETF	05/15/2023